POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawfull attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Balanced Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/Joseph S. DiMartino                       June 8, 1998
________________________
Joseph S. DiMartino

/s/David P. Feldman                          June 8, 1998
________________________
David P. Feldman

/s/John M. Fraser, Jr.                       June 8, 1998
________________________
John M. Fraser

/s/Robert R. Glauber                         June 8, 1998
________________________
Robert R. Glauber

/s/James F. Henry                            June 8, 1998
________________________
James F. Henry

/s/Rosalind Gersten Jacobs                   June 8, 1998
________________________
Rosalind Gersten Jacobs

/s/Irving Kristol                            June 8, 1998
________________________
Irving Kristol

/s/Paul A Marks                              June 8, 1998
________________________
Paul A. Marks

/s/Martin Peretz                             June 8, 1998
________________________
Martin Peretz

/s/Bert W. Wasserman                         June 8, 1998
________________________
Bert W. Wasserman

                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Balanced Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/Marie E. Connolly                         June 8, 1998
__________________________
Marie E. Connolly